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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                            Cotelligent Group, Inc.
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            (Exact name of registrant as specified in its charter)


                               March 2, 1998
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               Date of Report (Date of earliest event reported)

Delaware                           0-25372                    94-3173918
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  (State or other juris-          (Commission               (I.R.S. Employer
diction of incorporation)         File Number)              Identification No.)


       101 California Street - Suite 2050 San Francisco, CA       94111
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            (Address of principal executive offices)            (Zip Code)

                                (415) 439-6400
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

During the first nine months of the fiscal year ending March 31, 1998 Cotelligent Group, Inc. acquired businesses under the pooling-of-interests method of accounting. Accordingly, updated financial information for prior financial years and the current fiscal year through December 31, 1997 is attached to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits.

Exhibit No.             Exhibit
-----------             -------
   99.1            Selected Financial Data
   99.2            Management's Discussion and Analysis of Financial Conditions
                    and Results of Operations
   99.3            Index to Consolidated Financial Statements
   99.4            Report of Independent Public Accountants
   99.5            Consolidated Balance Sheets
   99.6            Consolidated Statements of Operations
   99.7            Consolidated Statements of Stockholders' Equity
   99.8            Consolidated Statements of Cash Flows
   99.9            Notes to Consolidated Financial Statements
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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COTELLIGENT GROUP, INC.
                                        (Registrant)


Dated:  March 2, 1998                   By:  /s/ Curtis J. Parker
                                             --------------------
                                             Curtis J. Parker
                                             Vice President and
                                             Chief Accounting Officer
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No:    Description                                           Page
-----------    -----------                                           ----
   99.1        Selected Financial Data
   99.2        Management's Discussion and Analysis of Financial
                Conditions and Results of Operations
   99.3        Index to Consolidated Financial Statements
   99.4        Report of Independent Public Accountants
   99.5        Consolidated Balance Sheets
   99.6        Consolidated Statements of Operations
   99.7        Consolidated Statements of Stockholders' Equity
   99.8        Consolidated Statements of Cash Flows
   99.9        Notes to Consolidated Financial Statements